                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 25, 2002


                          Discover Card Master Trust I
               (Exact name of registrant as specified in charter)


       Delaware                       0-23108                    51-0020270
     -------------                  ------------             -------------------
      (State of                     (Commission                 (IRS Employer
     Organization)                  File Number)             Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                                 19720
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)


Registrant's Telephone Number, including area code: (302) 323-7434


Former name or former address, if changed since last report: Not Applicable




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Item 5. Other Events

                  Series 2002-2. On April 25, 2002, $750,000,000 aggregate
principal amount of Series 2002-2 5.15% Class A Credit Card Pass-Through Certificates and $39,474,000 aggregate principal amount of Series 2002-2 5.45% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of April 25, 2002, for Series 2002-2 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7. Exhibits

Exhibit 1.1 Terms Agreement among Discover Bank, Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., Banc of America Securities LLC, Commerzbank Capital Markets Corp., RBC Dominion Securities Corporation and SunTrust Capital Markets, Inc., dated April 17, 2002.

Exhibit 4.1 Series Supplement with respect to Series 2002-2 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of April 25, 2002.

Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 25, 2002.

Exhibit 4.3 Letter of Representations among Discover Bank, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2002-2, dated as of April 25, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Discover Card Master Trust I
                                        (Registrant)


                                        By:     Discover Bank
                                                (Originator of the Trust)


Date:  April 25, 2002                   By:     /s/ Michael F. Rickert
                                                --------------------------------
                                                Michael F. Rickert
                                                Vice President, Chief Accounting
                                                     Officer and Treasurer



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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   1.1                   Terms Agreement among Discover Bank, Morgan Stanley &
                         Co. Incorporated, Deutsche Bank Securities Inc.,
                         Banc of America Securities LLC, Commerzbank Capital
                         Markets Corp., RBC Dominion Securities Corporation and
                         SunTrust Capital Markets, Inc., dated April 17, 2002.

   4.1                   Series Supplement with respect to Series 2002-2 between
                         Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of April 25, 2002.

   4.2                   Credit Enhancement Agreement among U.S. Bank National
                         Association as Trustee, Discover Bank as Master
                         Servicer, Servicer and Seller and Discover Receivables
                         Financing Corporation as Credit Enhancement Provider, dated as of April 25, 2002.

   4.3                   Letter of Representations among Discover Bank, U.S.
                         Bank National Association as Trustee and The Depository
                         Trust Company with respect to Discover Card Master
                         Trust I, Series 2002-2, dated as of April 25, 2002.



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